                            AIM TAX-EXEMPT CASH FUND
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                        AIM TAX-FREE INTERMEDIATE SHARES

                             (SERIES PORTFOLIOS OF
                          AIM TAX-EXEMPT FUNDS, INC.)

                       Supplement dated December 16, 1996
        to the Statement of Additional Information dated August 1, 1996


         On December 11, 1996, the Board of Directors of AIM Tax-Exempt Funds, Inc. approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of each of AIM Tax-Exempt Cash Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Shares (the "Funds"). Shareholders of each Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997.
If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction 9 of each of AIM Tax-Exempt Cash Fund, the Intermediate Portfolio and AIM Tax-Exempt Bond Fund of Connecticut, set forth on pages 11 and 12 of the Funds' Statement of Additional Information. The Board of Directors has approved the elimination of Investment Restriction 9 of each of the Funds. In the event shareholders approve the proposed changes, Investment Restriction 9 of each of the Funds will no longer apply.